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 EXHIBIT 21.01 ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1999

                  SUBSIDIARIES OF AMERIQUEST TECHNOLOGIES, INC.


NAME                                FEIN                                DOMICILE STATE
----                                ----                                --------------
Ameriquest/Kenfil, Inc.             95-3973756                          Delaware
AAG, Inc.                           95-3873075                          California
CG Commercial Funding Corp.         33-0855753                          California